Revenue from Contracts with Customer	12 Months Ended
Dec. 31, 2022
Revenue from Contract with Customer [Abstract]
Revenue from Contracts with Customer	Revenue from Contracts with Customers
The Company follows the FASB’s updated guidance for recognizing revenue from contracts with customers which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.

Revenues from Contracts with Customers
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Administration and distribution services fees	$76	$45	$44	$80
The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.